                                Exhibit 17(b)(i)

               Prospectus for Class Y Shares of the FAIF Tax Free
               Funds (Arizona Tax Free Fund, California Tax Free
             Fund, Colorado Tax Free Fund, Minnesota Tax Free Fund
                   and Tax Free Fund) dated December 30, 2000

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304
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                                                      DECEMBER 30, 2000


                                                      ASSET CLASSES

                                                       *   EQUITY FUNDS
                                                       *   FUNDS OF FUNDS
                                                       *   BOND FUNDS
                                                      (*)  TAX FREE FUNDS
                                                       *   MONEY MARKET FUNDS


PROSPECTUS

FIRST AMERICAN INVESTMENT FUNDS, INC.



FIRST AMERICAN

TAX FREE
      FUNDS


CLASS Y SHARES


ARIZONA TAX FREE FUND
CALIFORNIA TAX FREE FUND
COLORADO TAX FREE FUND
MINNESOTA TAX FREE FUND
TAX FREE FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.


[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

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305
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                                    Table of
                                    CONTENTS


FUND SUMMARIES
  Arizona Tax Free Fund                                                        2
  California Tax Free Fund                                                     4
  Colorado Tax Free Fund                                                       6
  Minnesota Tax Free Fund                                                      8
  Tax Free Fund                                                               10
POLICIES & SERVICES
  Buying and Selling Shares                                                   12
  Managing Your Investment                                                    13
ADDITIONAL INFORMATION
  Management                                                                  15
  More About The Funds                                                        16
  Financial Highlights                                                        18
FOR MORE INFORMATION                                                  Back Cover

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306
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Fund Summaries
INTRODUCTION


This section of the prospectus describes the objectives of the First American Tax Free Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.


AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                               1      PROSPECTUS - First American Tax Free Funds
                                                   Class Y Shares

--------------------------------------------------------------------------------
307
--------------------------------------------------------------------------------

Fund Summaries
ARIZONA TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Arizona Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Arizona state income tax to the extent consistent with prudent investment risk.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Arizona Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal and Arizona income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

* "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

*  participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.

* inverse floating rate municipal securities (up to 10% of the fund's total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Funds - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the state of Arizona and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Because Arizona Tax Free Fund shares have not been offered for a full calendar year, no performance information is presented for these shares.


                               2      PROSPECTUS - First American Tax Free Funds
                                                   Class Y Shares

--------------------------------------------------------------------------------
308
--------------------------------------------------------------------------------

Fund Summaries
ARIZONA TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. The figures below show expenses during the fiscal year ended September 30, 2000.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.83%
 TOTAL                                                                     1.53%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 2000, were:

Waiver of Fund Expenses                                                  (1.53)%
TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                    0.00%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.30%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
 1 year                                                                   $  156
 3 years                                                                  $  483
 5 years                                                                  $  834
10 years                                                                  $1,824

                               3      PROSPECTUS - First American Tax Free Funds
                                                   Class Y Shares

--------------------------------------------------------------------------------
309
--------------------------------------------------------------------------------

Fund Summaries
CALIFORNIA TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

California Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and California state income tax to the extent consistent with prudent investment risk.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, California Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal and California income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

* "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

*  participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.

* inverse floating rate municipal securities (up to 10% of the fund's total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Funds - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the state of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Because California Tax Free Fund shares have not been offered for a full calendar year, no performance information is presented for these shares.


                               4      PROSPECTUS - First American Tax Free Funds
                                                   Class Y Shares

--------------------------------------------------------------------------------
310
--------------------------------------------------------------------------------

Fund Summaries
CALIFORNIA TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. The figures below show expenses during the fiscal year ended September 30, 2000.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.89%
 TOTAL                                                                     1.59%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 2000, were:

Waiver of Fund Expenses                                                  (1.59)%
TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                    0.00%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.30%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
 1 year                                                                   $  162
 3 years                                                                  $  502
 5 years                                                                  $  866
10 years                                                                  $1,889

                               5      PROSPECTUS - First American Tax Free Funds
                                                   Class Y Shares

--------------------------------------------------------------------------------
311
--------------------------------------------------------------------------------

Fund Summaries
COLORADO TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Colorado Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Colorado state income tax to the extent consistent with prudent investment risk.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Colorado Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal and Colorado income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

* "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

*  participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.

* inverse floating rate municipal securities (up to 10% of the fund's total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Funds - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the state of Colorado and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Because Colorado Tax Free Fund shares have not been offered for a full calendar year, no performance information is presented for these shares.


                               6      PROSPECTUS - First American Tax Free Funds
                                                   Class Y Shares

--------------------------------------------------------------------------------
312
--------------------------------------------------------------------------------

Fund Summaries
COLORADO TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. The figures below show expenses during the fiscal year ended September 30, 2000.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.83%
 TOTAL                                                                     1.53%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 2000, were:

Waiver of Fund Expenses                                                  (1.53)%
TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                    0.00%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.30%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
 1 year                                                                   $  156
 3 years                                                                  $  483
 5 years                                                                  $  834
10 years                                                                  $1,824

                               7      PROSPECTUS - First American Tax Free Funds
                                                   Class Y Shares

--------------------------------------------------------------------------------
313
--------------------------------------------------------------------------------

Fund Summaries
MINNESOTA TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE
Minnesota Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with prudent investment risk.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Minnesota Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal and Minnesota income tax, including federal and state of Minnesota alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to federal and state of Minnesota alternative minimum tax. The fund may invest in:

* "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

*  participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.

* inverse floating rate municipal securities (up to 10% of the fund's total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities). The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Funds - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the state of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                               8      PROSPECTUS - First American Tax Free Funds
                                                   Class Y Shares

--------------------------------------------------------------------------------
314
--------------------------------------------------------------------------------

Fund Summaries
MINNESOTA TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

[BAR CHART]

  6.55%    -2.60%
-------------------
  1998      1999

Best Quarter:       Quarter ending       September 30, 1998         3.02%
Worst Quarter:      Quarter ending       June 30, 1999             (1.57)%

AVERAGE ANNUAL TOTAL RETURNS             Inception                         Since
AS OF 12/31/99(2)                             Date        One Year     Inception
--------------------------------------------------------------------------------
Minnesota Tax Free Fund                     8/1/97         (2.60)%         3.04%
Lehman Municipal Bond Index(3)                             (2.07)%         3.51%
--------------------------------------------------------------------------------

(1)  Total return for the period from 1/1/00 through 9/30/00 was 5.92%.

(2) On 7/31/98, the Minnesota Tax Free Fund became the successor by merger to the Piper Minnesota Tax-Exempt Fund, a series of Piper Funds Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to 7/31/98 represents that of the Piper Minnesota Tax-Exempt Fund.

(3) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance for the index is calculated from 8/31/97.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. The figures below show expenses during the fiscal year ended September 30, 2000.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.23%
 TOTAL                                                                     0.93%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 2000, were:

Waiver of Fund Expenses                                                  (0.23)%
TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                    0.70%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
 1 year                                                                   $   95
 3 years                                                                  $  296
 5 years                                                                  $  515
10 years                                                                  $1,143


                               9      PROSPECTUS - First American Tax Free Funds
                                                   Class Y Shares

--------------------------------------------------------------------------------
315
--------------------------------------------------------------------------------

Fund Summaries
TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Tax Free Fund has an objective of providing maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

* "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

*  participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.

* inverse floating rate municipal securities (up to 10% of the fund's total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio and geographical diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Funds - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC CONDITIONS. The value of municipal securities owned by the fund may be adversely affected by state and local political and economic conditions and developments, or by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. However, because Class Y shares were first offered in 1998, only one calendar year of information is presented.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                              10      PROSPECTUS - First American Tax Free Funds
                                                   Class Y Shares

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316
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Fund Summaries
TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

   -4.51%
--------------
    1999

Best Quarter:         Quarter ending        March 31, 1999          0.51%
Worst Quarter:        Quarter ending        June 30, 1999          (2.11)%

AVERAGE ANNUAL TOTAL RETURNS             Inception                         Since
AS OF 12/31/99                                Date       One Year      Inception
--------------------------------------------------------------------------------
Tax Free Fund                               8/3/98        (4.51)%        (0.99)%
Lehman Municipal Bond Index(2)                            (2.07)%        (0.19)%
--------------------------------------------------------------------------------

(1)  Total return for the period from 1/1/00 through 9/30/00 was 6.58%.

(2) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance for the index is calculated from 8/31/98.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. The figures below show expenses during the fiscal year ended September 30, 2000.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.25%
 TOTAL                                                                     0.95%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 2000, were:

Waiver of Fund Expenses                                                  (0.25)%
TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                    0.70%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
 1 year                                                                   $   97
 3 years                                                                  $  303
 5 years                                                                  $  525
10 years                                                                  $1,166

                              11      PROSPECTUS - First American Tax Free Funds
                                                   Class Y Shares

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317
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Policies & Services
BUYING AND SELLING SHARES

Class Y shares are offered through banks and other financial institutions that have entered into sales agreements with the funds' distributor and that hold the shares in an omnibus account with the transfer agent. Class Y shares are available to certain accounts for which the financial institution acts in a fiduciary, agency or custodial capacity, such as certain trust accounts and investment advisory accounts. To find out whether you may purchase Class Y shares, contact your financial institution.

There is no initial or deferred sales charge on your purchase of Class Y shares. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution.

When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Because purchases must be paid for by wire transfer, you can purchase shares only on days when both the New York Stock Exchange and federally chartered banks are open. You may sell your shares on any day when the New York Stock Exchange is open.

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time and the funds' custodian must receive federal funds before the close of business. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services - Managing Your Investment Redemption In-Kind."

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.


                              12      PROSPECTUS - First American Tax Free Funds
                                                   Class Y Shares

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318
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Policies & Services
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
REDEMPTION IN-KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in-kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information and on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a distribution, all or a portion of which may be taxable (to the same extent the distribution is otherwise taxable to fund shareholders).

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its net assets in municipal securities, the interest on which is subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders' alternative minimum tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax Free Fund's exempt-interest dividends may be subject to state or local taxes.

Distributions paid from any interest income that is not tax-exempt and from any net realized capital gains will be taxable whether you reinvest those distributions or take them in cash. Distributions of a fund's long-term net capital gains are taxable as long-term gains, regardless of how long you have held your shares.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.


                              13      PROSPECTUS - First American Tax Free Funds
                                                   Class Y Shares

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319
--------------------------------------------------------------------------------

Policies & Services
MANAGING YOUR INVESTMENT CONTINUED

ARIZONA INCOME TAXATION. Dividends paid by Arizona Tax Free Fund will be exempt from Arizona income taxes for individuals, trust, estates and corporations to the extent they are derived from interest on Arizona municipal securities.

CALIFORNIA INCOME TAXATION. California Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on California municipal securities will be excluded from the California taxable income of individuals, trusts and estates. To meet these requirements, at least 50% of the value of the fund's total assets must consist of obligations which pay interest that is exempt from California personal income tax. Exempt-interest dividends are not excluded from the California taxable income of corporations and financial institutions. In addition, dividends derived from interest paid on California municipal bonds (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that California imposes on individuals, trusts, and estates.

COLORADO INCOME TAXATION. Dividends paid by Colorado Tax Free Fund will be exempt from Colorado income taxes for individuals, trusts, estates and corporations to the extent that they are derived from interest on Colorado municipal securities. In addition, dividends derived from interest on Colorado municipal securities (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that Colorado imposes on individuals, trusts, and estates.

MINNESOTA INCOME TAXATION. Minnesota Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota municipal securities will be excluded from the Minnesota taxable net income of individuals, estates, and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota municipal securities. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.


                              14      PROSPECTUS - First American Tax Free Funds
                                                   Class Y Shares

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320
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Additional Information
MANAGEMENT

U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, is the funds' investment advisor. First American Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of September 30, 2000, it had more than $77 billion in assets under management, including investment company assets of more than $33 billion. As investment advisor, First American Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 2000, after taking into account fee waivers, the funds paid the following investment advisory fees to First American Asset Management:

                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
ARIZONA TAX FREE FUND                                                      0.00%
CALIFORNIA TAX FREE FUND                                                   0.00%
COLORADO TAX FREE FUND                                                     0.00%
MINNESOTA TAX FREE FUND                                                    0.47%
TAX FREE FUND                                                              0.45%
--------------------------------------------------------------------------------

DIRECT CORRESPONDENCE TO:
First American Funds
P.O. Box 1330
Minneapolis, Minnesota 55440-1330

INVESTMENT ADVISOR
First American Asset Management
601 Second Avenue South
Minneapolis, Minnesota 55402

DISTRIBUTOR

SEI Investments Distribution Co.
Oaks, Pennsylvania 19456

PENDING ACQUISITION

On October 4, 2000, U.S. Bancorp, the parent company of the funds' investment advisor, announced that it had entered into an agreement to be acquired by Firstar Corporation. It is anticipated that this acquisition will be completed in the first quarter of 2001, subject to regulatory approval, the approval of U.S. Bancorp shareholders and the satisfaction of customary closing conditions.

ADDITIONAL COMPENSATION

U.S. Bank and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bank receives compensation for acting as the funds' investment advisor. U.S. Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.03% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

ADMINISTRATION SERVICES. U.S. Bank provides or compensates others to provide administrative services to all open-end funds in the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, and shareholder services. U.S. Bank receives total fees equal, on an annual basis, to 0.12% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. These fees are allocated among the funds in the First American family of funds on the basis of their relative net asset values. The funds also pay U.S. Bank fees based upon the number of funds and accounts maintained. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing administrative services to the funds.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

PORTFOLIO MANAGEMENT

Each fund's investments are managed by a team of persons associated with First American Asset Management.


                              15      PROSPECTUS - First American Tax Free Funds
                                                   Class Y Shares

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321
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Additional Information
MORE ABOUT THE FUNDS

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OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

INVESTMENT APPROACH. In selecting securities for the funds, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification. In the case of Tax Free Fund, geographical diversification is also a factor. Fund managers conduct research on potential and current holdings in the funds to determine whether a fund should purchase or retain a security. This is a continuing process the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the funds.

MUNICIPAL SECURITIES. Municipal securities are issued to finance public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

The funds may invest in municipal securities such as "general obligation" bonds, "revenue" bonds, and participation interests in municipal leases. General obligation bonds are backed by the full faith, credit and taxing power of the issuer. Revenue bonds are payable only from the revenues generated by a specific project or from another specific revenue source. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligations bonds or revenue bonds. See "Risks -- Risks of Municipal Lease Obligations."

The municipal securities in which the funds invest may include refunded bonds and zero coupon bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become "refunded" when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations. Zero coupon bonds are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value.

Up to 10% of each fund's total assets may be invested in inverse floating rate municipal securities. The values of these securities, as well as zero coupon bonds, may be highly volatile as interest rates rise or fall. See "Interest Rate Risk" and "Risks of Inverse Floating Rate Securities."

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including securities which pay income that is subject to federal and state income tax. These investments may include money market funds advised by the funds' advisor. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent a fund from achieving its investment objective.

PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in "Fund Summaries." More information about fund risks is presented below.

INTEREST RATE RISK. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Each fund may invest in zero coupon securities, which do not pay interest on a current basis and which may be highly volatile as interest rates rise or fall. The funds' investments in inverse floating rate municipal securities also may be highly volatile with changing interest rates. See "Risks of Inverse Floating Rate Securities."

INCOME RISK. The fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk") in lower-yielding securities.


                              16      PROSPECTUS - First American Tax Free Funds
                                                   Class Y Shares

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322
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Additional Information
MORE ABOUT THE FUNDS CONTINUED

CREDIT RISK

Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell.

Each fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

CALL RISK. Many municipal bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

POLITICAL AND ECONOMIC RISK. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). To the extent a fund invests in the securities of issuers located in a single state, it will be disproportionately affected by political and economic conditions and developments in that state. The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

RISKS OF INVERSE FLOATING RATE SECURITIES. Each fund may invest up to 10% of its total assets in inverse floating rate municipal securities. These securities pay interest at a rate that varies inversely to changes in the interest rate of specified municipal securities or a specified index. The interest rate on this type of security will generally change at a multiple of any change in the reference interest rate. As a result, the values of these securities may be highly volatile as interest rates rise or fall.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Each fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain "non- appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the fund might not recover the full principal amount of the obligation.

RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.


                              17      PROSPECTUS - First American Tax Free Funds
                                                   Class Y Shares

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323
--------------------------------------------------------------------------------

Additional Information
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class Y shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information for the fiscal years ended September 30, 2000 and September 30, 1999, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal years ended on or before September 30, 1998, has been audited by other auditors.

ARIZONA TAX FREE FUND

                                                                        Fiscal year ended
                                                                           September 30,
                                                                              2000(1)
-----------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                           $10.00
                                                                               ------
Investment Operations:
 Net Investment Income                                                           0.37
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                 0.45
                                                                               ------
 Total From Investment Operations                                                0.82
                                                                               ------
Less Distributions:
 Dividends (from net investment income)                                         (0.37)
 Distributions (from capital gains)                                                --
                                                                               ------
 Total Distributions                                                            (0.37)
                                                                               ------
Net Asset Value, End of Period                                                 $10.45
                                                                               ======
Total Return                                                                     8.36%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                $2,670
Ratio of Expenses to Average Net Assets                                          0.00%(2)
Ratio of Net Investment Income to Average Net Assets                             5.53%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)                      1.53%(2)
Ratio of Net Investment Income to Average Net Assets (excluding waivers)         4.00%(2)
Portfolio Turnover Rate                                                            27%
-----------------------------------------------------------------------------------------

(1)  Class Y shares have been offered since February 1, 2000.

(2)  Annualized.

                              18      PROSPECTUS - First American Tax Free Funds
                                                   Class Y Shares

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324
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Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

CALIFORNIA TAX FREE FUND

                                                                        Fiscal year ended
                                                                           September 30,
                                                                              2000(1)
-----------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                          $ 10.00
                                                                              -------
Investment Operations:
 Net Investment Income                                                           0.37
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                 0.65
                                                                              -------
 Total From Investment Operations                                                1.02
                                                                              -------
Less Distributions:
 Dividends (from net investment income)                                         (0.36)
 Distributions (from capital gains)                                                --
                                                                              -------
 Total Distributions                                                            (0.36)
                                                                              -------
Net Asset Value, End of Period                                                $ 10.66
                                                                              =======
Total Return                                                                    10.38%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                               $ 4,766
Ratio of Expenses to Average Net Assets                                          0.00%(2)
Ratio of Net Investment Income to Average Net Assets                             5.42%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)                      1.59%(2)
Ratio of Net Investment Income to Average Net Assets (excluding waivers)         3.83%(2)
Portfolio Turnover Rate                                                            12%
-----------------------------------------------------------------------------------------

(1)  Class Y shares have been offered since February 1, 2000.

(2)  Annualized.

COLORADO TAX FREE FUND

                                                                        Fiscal year ended
                                                                           September 30,
                                                                              2000(1)
-----------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                          $ 10.00
                                                                              -------
Investment Operations:
 Net Investment Income                                                           0.37
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                 0.42
                                                                              -------
 Total From Investment Operations                                                0.79
                                                                              -------
Less Distributions:
 Dividends (from net investment income)                                         (0.36)
 Distributions (from capital gains)                                                --
                                                                              -------
 Total Distributions                                                            (0.36)
                                                                              -------
Net Asset Value, End of Period                                                $ 10.43
                                                                              =======
Total Return                                                                     8.05%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                               $ 2,430
Ratio of Expenses to Average Net Assets                                          0.00%(2)
Ratio of Net Investment Income to Average Net Assets                             5.47%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)                      1.53%(2)
Ratio of Net Investment Income to Average Net Assets (excluding waivers)         3.94%(2)
Portfolio Turnover Rate                                                            36%
-----------------------------------------------------------------------------------------

(1)  Class Y shares have been offered since February 1, 2000.

(2)  Annualized.

                              19      PROSPECTUS - First American Tax Free Funds
                                                   Class Y Shares

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Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

MINNESOTA TAX FREE FUND(1)

                                                                      Fiscal year ended September 30,
                                                                 2000        1999        1998        1997(2)
------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $ 10.69     $ 11.45     $ 11.14     $ 11.16
                                                                -------     -------     -------     -------
Investment Operations:
 Net Investment Income                                             0.58        0.58        0.60        0.10
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                  (0.07)      (0.69)       0.36       (0.02)
                                                                -------     -------     -------     -------
 Total From Investment Operations                                  0.51       (0.11)       0.96        0.08
                                                                -------     -------     -------     -------
Less Distributions:
 Dividends (from net investment income)                           (0.57)      (0.59)      (0.59)      (0.10)
 Distributions (from capital gains)                                  --       (0.06)      (0.06)         --
                                                                -------     -------     -------     -------
 Total Distributions                                              (0.57)      (0.65)      (0.65)      (0.10)
                                                                -------     -------     -------     -------
Net Asset Value, End of Period                                  $ 10.63     $ 10.69     $ 11.45     $ 11.14
                                                                =======     =======     =======     =======
Total Return                                                       5.00%      (1.07)%      8.83%       0.72%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $40,860     $17,356     $ 8,155     $ 9,010
Ratio of Expenses to Average Net Assets                            0.70%       0.70%       0.78%       0.75%(3)
Ratio of Net Investment Income to Average Net Assets               5.49%       5.26%       5.79%       5.73%(3)
Ratio of Expenses to Average Net Assets (excluding waivers)        0.93%       0.87%       0.82%       0.75%(3)
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                               5.26%       5.09%       5.75%       5.73%(3)
Portfolio Turnover Rate                                              34%         15%         16%         17%
------------------------------------------------------------------------------------------------------------

(1) The financial highlights for the periods prior to July 31, 1998 are those of Minnesota Tax-Exempt Fund, a series of Piper Funds Inc. This predecessor fund was reorganized into the fund as of the close of business on July 31, 1998.

(2)  Class Y shares have been offered since August 1, 1997.

(3)  Annualized.

TAX FREE FUND

                                                                               Fiscal year ended September 30,
                                                                               2000         1999        1998(1)
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                          $ 10.54      $ 11.54      $ 11.31
                                                                              -------      -------      -------
Income From Investment Operations:
 Net Investment Income                                                           0.56         0.57         0.10
 Net Gains or Losses on Investments
  (both realized and unrealized)                                                (0.06)       (0.86)        0.22
                                                                              -------      -------      -------
 Total From Investment Operations                                                0.50        (0.29)        0.32
                                                                              -------      -------      -------
Less Distributions:
 Dividends (from net investment income)                                         (0.55)       (0.58)       (0.09)
 Distributions (from capital gains)                                                --        (0.13)          --
                                                                              -------      -------      -------
 Total Distributions                                                            (0.55)       (0.71)       (0.09)
                                                                              -------      -------      -------
Net Asset Value, End of Period                                                $ 10.49      $ 10.54      $ 11.54
                                                                              -------      -------      -------
Total Return                                                                     5.00%       (2.66)%       2.83%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                               $62,530      $18,864      $   355
Ratio of Expenses to Average Net Assets                                          0.70%        0.71%        0.85%(2)
Ratio of Net Investment Income to Average Net Assets                             5.47%        5.26%        5.61%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)                      0.95%        1.01%        0.91%(2)
Ratio of Net Investment Income to Average Net Assets (excluding waivers)         5.22%        4.96%        5.55%(2)
Portfolio Turnover Rate                                                            15%          21%           7%
---------------------------------------------------------------------------------------------------------------

(1)  Class Y shares have been offered since July 31, 1998.

(2)  Annualized.

                              20      PROSPECTUS - First American Tax Free Funds
                                                   Class Y Shares

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FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.



FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

First American Asset Management, a division of U.S. Bank National Association, serves as the investment advisor to the First American Funds.

First American Funds are distributed by SEI Investments Distribution Co. which is located in Oaks, PA 19456 and is not an affiliate of U.S. Bank.

12/2000  PROTXFRY-00

SEC file number: 811-05309


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